COMPUTATIONAL MATERIALS FOR
                                                RASC SERIES 2002-KS4 TRUST
________________________________________________________________________________




                                    GMAC RFC

--------------------------------------------------------------------------------
                            ABS NEW ISSUE TERM SHEET


                  $[2,000,000,000] CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-KS4

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                           RASC SERIES 2002-KS4 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                  JUNE 5, 2002


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                   TERM SHEET

                                  JUNE 5, 2002

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                           RASC SERIES 2002-KS4 TRUST


                                $[2,000,000,000]
                                  (APPROXIMATE)

                               SUBJECT TO REVISION



------------ --------------- ------------------ ------- ------------- ---------------- --------------------
                             EXPECTED RATINGS               BOND                        FINAL SCHEDULED
CLASS           AMOUNT ($)    (S&P /MOODY'S)    WAL1        TYPE          COUPON          DISTRIBUTION
-----          -----------    -------------     ----        ----          ------          ------------
                                                                                              DATE6
------------ --------------- ------------------ ------- ------------- ---------------- --------------------
 A-I-1        177,000,000         AAA/Aaa                   SEQ        1M Libor + [ ]2     5/25/2017
 A-I-2         65,000,000         AAA/Aaa       2.00        SEQ             Fixed2         12/25/2021
 A-I-3         94,000,000         AAA/Aaa       3.00        SEQ             Fixed2         10/25/2026
 A-I-4         98,000,000         AAA/Aaa       5.00        SEQ             Fixed2         2/25/2030
 A-I-5         61,000,000         AAA/Aaa                   SEQ             Fixed2,4        7/25/2032
 A-I-6         55,000,000         AAA/Aaa       6.42        NAS             Fixed2         7/25/2032
 A-I-IO        96,000,000         AAA/Aaa        --       NAS-IO            Fixed3         12/25/2004

 A-IIA        725,000,000         AAA/Aaa        2.66   Pass-Through   1M Libor + [ ]4,5   7/25/2032
 A-IIB        725,000,000         AAA/Aaa        2.66   Pass-Through   1M Libor + [ ]4,5   7/25/2032
                                                                          ]4, 5
------------ --------------- ------------------ ------- ------------- ---------------- --------------------

1 The Class A-I Certificates will be priced at 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter) while the Class A-II Certificates will be priced at 28% CPR. Assumes no losses and that 1-month LIBOR, 6-month LIBOR and 1-year CMT remain constant at 1.84%, 2.08% and 2.28%, respectively. Assumes 10% call for each loan group.

2 Preliminarily subject to the Group I Net WAC Cap Rate, which will be adjusted in the case of the Class A-I-1 Certificates to an actual over 360-day rate.

3    Notional Schedule and coupon described on page 7.

4 The coupon on the Class A-I-5 Certificates will increase by 0.50% bps per annum and the margin on each class of the Class A-II Certificates will increase to 2x the margin beginning on the second distribution date after the first possible optional termination date for the mortgage loans in the related loan group.

5 Subject to the Group II Net WAC Cap Rate, adjusted to an actual over 360-day rate.

6 The final scheduled distribution dates with respect to the Class A-I-5, Class A-I-6 and Class A-II Certificates will be the distribution date in the month [of] the last scheduled monthly payment on any mortgage loan.


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                             COMPUTATIONAL MATERIALS FOR
                                               RASC SERIES 2002-KS4 TRUST




ISSUER:                      RASC Series 2002-KS4 Trust

CERTIFICATES:

               RASC Series 2002-KS4 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS4,: Classes A-I-1, A-I-2, A-I-3, A-I-4, A-I-5, A-I-6 and A-I-IO (collectively the "Class A-I Certificates") and Classes A-IIA and A-IIB (the "Class A-II Certificates," and together with the Class A-I Certificates, the "Class A Certificates").


LEAD UNDERWRITER:            Salomon Smith Barney, Inc.

               CO UNDERWRITERS: Residential Funding Securities Corporation, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Banc Securities Inc. and J.P. Morgan Securities Inc.

DEPOSITOR:

               Residential  Asset  Securities   Corporation,   an  affiliate  of
               Residential Funding Corporation.

MASTER SERVICER:             Residential Funding Corporation ("RFC")

SUBSERVICER:

               Primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of RFC, with respect to approximately 86.367% of the Loan Group I loans and 96.580% of the Loan Group II loans.

TRUSTEE:                     JPMorgan Chase Bank

MORTGAGE INSURANCE
POLICY PROVIDER:             Mortgage Guaranty Insurance Corporation ("MGIC")

CERTIFICATE INSURER:         Ambac Assurance Corporation ("Ambac")

STATISTICAL CALCULATION DATE:       May 1, 2002

CUT-OFF DATE:                June 1, 2002

PRICING DATE:                On or about June [6], 2002

CLOSING DATE:                On or about July [2], 2002

DISTRIBUTION DATES:

               The 25th day of each month (or the next business day), commencing in July 2002.

FORM OF CERTIFICATES:

               The certificates will be available in book-entry form through DTC.

MINIMUM DENOMINATIONS:   $25,000 and integral multiples of $1 in excess thereof.

ERISA CONSIDERATIONS:

               The Class A Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:

               The offered  certificates  will not constitute  "mortgage-related
               securities"  for  purposes  of  the  Secondary   Mortgage  Market
               Enhancement Act of 1984.

TAX STATUS:    One or more REMIC elections.


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

OPTIONAL TERMINATION:

               On any distribution date on which the aggregate outstanding principal balance of the mortgage loans as of the related determination date in a loan group is less than 10% of their principal balance as of the Cut-off date, the master servicer will have the option to purchase from the trust all remaining mortgage loans in that loan group causing an early retirement of the related certificates or purchase all of the certificates related to that loan group.

ELIGIBLE MASTER SERVICING
COMPENSATION:

               With respect to any distribution date, the lesser of (a) one twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that distribution date with respect to the mortgage loans in that loan group.

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

MORTGAGE LOANS:

               The mortgage pool will consist of mortgage loans that will be divided into Loan Group I which will consist solely of fixed-rate mortgage loans secured by first liens (93.65%) and junior liens (6.35%) on mortgaged properties, and Loan Group II which will consist of adjustable-rate mortgage loans secured by first liens on mortgaged properties.

               Loan Group II will be subdivided into two groups referred to as the Group A and the Group B Loans. The Group A Loans will consist of mortgage loans which had principal balances at origination of no more than $300,700 if a single family property (or $451,050 if originated in Hawaii or Alaska), $384,900 if a two-family property (or $577,350 if originated in Hawaii or Alaska), $465,200 if a three-family property (or $697,800 if originated in Hawaii or Alaska), or $578,150 if a four-family property (or $867,225 if originated in Hawaii or Alaska).

               The mortgage loans were originated using less restrictive underwriting standards than the underwriting standards applied by some other first and junior lien purchase programs, including other programs of Residential Funding Corporation and the programs of Fannie Mae and Freddie Mac.

MORTGAGE INSURANCE POLICY:

               The depositor will acquire a mortgage insurance policy for certain first lien mortgage loans with current LTV ratios in excess of 65%. The insured mortgage loans are called the covered mortgage loans. Approximately [55.62]% of Loan Group I and approximately [73.69]% of the Group II mortgage loans will be covered mortgage loans as of the Statistical Calculation Date. The mortgage insurance policy for the covered mortgage loans will be issued by MGIC.

EXPENSE FEE RATE:

               The expense fee for each mortgage loan is payable out of the interest payments on that mortgage loan. The expense fee consists of the premium payable to the mortgage insurer on covered mortgage loans and the servicing fee. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a mortgage loan for which there is no sub-servicer. The servicing fee rate in respect of each mortgage loan will be 0.58% per annum of the outstanding principal balance of that mortgage loan; provided, however, that the servicing fee rate for each Loan Group I mortgage loan and Loan Group II mortgage loan in Credit Grade Category A4 will be 0.33% per annum and 0.455% per annum, respectively. The primary compensation to be paid to the master servicer for its master servicing activities will be 0.08% per annum of the outstanding principal balance of each mortgage loan.

MONTHLY FEES:

               The sum of (a) the expense fee rate and (b) the product of (i) the Ambac premium and (ii) a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates and the denominator of which is the aggregate stated principal balance of the mortgage loans.


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

CREDIT ENHANCEMENT:

               The  credit   enhancement   for  the   benefit  of  the   offered
               certificates consists of:

EXCESS  CASH  FLOW.

               Because the mortgagors are expected to pay more interest on the mortgage loans than is necessary to pay interest on the Class A Certificates, along with fees and expenses of the trust each month, there may be excess cash flow. On each distribution date, this excess cash flow may be used to protect the Class A Certificates against most types of losses by making an additional payment of principal up to the amount of the losses.

OVERCOLLATERALIZATION.

               On the closing date, the trust will issue an aggregate principal amount of certificates related to each loan group which is approximately equal to the aggregate principal balance of the mortgage loans in the related loan group as of the Statistical Calculation date. On each distribution date, commencing on the distribution date in January 2003, to the extent not used to cover losses, excess cash flow with respect to a loan group will be used to pay principal to the related certificates, other than the Class A-I-IO Certificates, and then to the non-related certificates, other than the Class A-I-IO Certificates, further reducing the aggregate principal amount of the certificates below the aggregate principal balance of the mortgage loans in the related loan group. The excess amount of the balance of the mortgage loans represents overcollateralization, which may absorb some losses on the mortgage loans, if not covered by excess cash flow. If the level of overcollateralization falls below what is required, the excess cash flow with respect to a loan group described above will be paid first to the related certificates, other than the Class A-I-IO Certificates, and then to the non-related certificates, other than the Class A-I-IO
               Certificates, as principal to the extent described in this prospectus supplement. This will reduce the principal balance of the certificates faster than the principal balance of the related mortgage loans, until the required level of overcollateralization is reached with respect to each loan group.

CROSS-COLLATERALIZATION.

               The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of O/C in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

AMBAC INSURANCE POLICY.

               Ambac will unconditionally and irrevocably guarantee: (a) interest on the Class A Certificates at the related Pass-Through Rate, (b) the amount of any losses not covered by excess cash flow or overcollateralization, and (c) the payment of principal on the Class A Certificates by no later than the July 2032 distribution date. The Ambac Insurance Policy is not revocable for any reason. Ambac will not guarantee the payment of Basis Risk Shortfalls or Net Prepayment Interest Shortfalls.

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

CLASS A-I CERTIFICATES

PRICING PREPAYMENT
ASSUMPTION:

               23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter)


GROUP I NET WAC CAP RATE:

               The pass-through rate of each class of Class A-I Certificates will be subject to a cap equal to the weighted average of the net mortgage rates on the Loan Group I mortgage loans as of the due date immediately preceding the related due period minus the product of (i) the pass-through rate on the Class A-I-IO Certificates and (ii) a fraction, the numerator of which is the notional amount of the Class A-I-IO Certificates and the denominator of which is the balance of the Loan Group I mortgage loans. This rate cap is referred to as the Group I Net WAC Cap Rate. Any interest shortfall due to the application of the Group I Net WAC Cap Rate will not be reimbursed.

INTEREST ACCRUAL:

               For the Class A-I-1 Certificates, interest will initially accrue from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date. For all Class A-I Certificates except the Class A-I-1 Certificates, interest will accrue during the calendar month preceding the month of distribution.

CLASS A-I-IO NOTIONAL
SCHEDULE:

               On any of the first 30 distribution dates, the notional amount of the Class A-I-IO Certificates is equal to the lesser of (i) the then outstanding aggregate principal balance of the Mortgage Loans in Loan Group I and (ii) the notional amount indicated in the following schedule. For any distribution date thereafter, the notional amount will equal $0. The coupon of the Class A-I-IO Certificates is equal to [5.00]% per annum.
             ----------------       CLASS A-I-IO NOTIONAL AMOUNT
             MONTH
                   1-5                       96,000,000
                   6-10                      65,000,000
                  11-15                      44,000,000
                  16-20                      29,000,000
                  21-25                      20,000,000
                  26-30                      13,000,000
                   31+                                0

INTEREST PAYMENT BASIS:

               For the Class A-I-1 Certificates, actual/360. For all other Class A-I Certificates, 30/360.

COUPON STEP UP:

               The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second distribution date after the first possible optional termination date for the mortgage loans in the related loan group.

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

CLASS A-II CERTIFICATES

PRICING PREPAYMENT
ASSUMPTION:                  28% CPR

GROUP II PASS-THROUGH RATE:

               The pass-through rates of the Class A-II Certificates with respect to each distribution date will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap Rate.

GROUP II NET WAC CAP RATE:

               The weighted average of the net mortgage rates of the Loan Group II mortgage loans.

GROUP II  BASIS  RISK  SHORTFALL:

               With respect to any distribution date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of either class of Class A-II Certificates, an amount equal to the excess of (x) accrued certificate interest calculated at a rate equal to One-Month LIBOR plus the applicable margin, provided that this rate is no greater than the Group II Maximum Lifetime Rate Cap, over (y) accrued certificate interest calculated using the Group II Net WAC Cap Rate.

               To the extent the shortfall remains unpaid on any distribution date, it will carry forward with interest. Any reimbursement of these shortfalls will only come from interest on the mortgage loans and will be paid only on a subordinated basis. No such carryover will be paid once the aggregate Certificate principal balance of the Class A-II Certificates has been reduced to zero.

GROUP II MAXIMUM LIFETIME
RATECAP:

               The Group II Maximum Lifetime Rate Cap will equal the weighted average of the maximum net mortgage rates on the Loan Group II mortgage loans as of the due date immediately preceding the related due period.


INTEREST ACCRUAL:

               Interest will initially accrue from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date.


INTEREST PAYMENT BASIS:      Actual/360

COUPON STEP UP:

               The margin on each class of the Class A-II Certificates will increase to 2x the margin on the second distribution date after the first possible optional termination date for the mortgage loans in the related loan group.


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                            PRIORITY OF DISTRIBUTIONS

   For any distribution date, the Available Distribution Amount will equal the sum of the following amounts, net of amounts reimbursable therefrom to the master servicer and any subservicer:

o    collections  of  monthly   payments  on  the  mortgage   loans,   including
     prepayments and other unscheduled collections plus

o    advances for delinquent payments on the mortgage loans minus

o fees and expenses of the subservicers and the master servicer, including reimbursement for advances minus

o       the premium paid to Ambac minus

o       the premium paid to MGIC.

   On each distribution date, the Available Distribution Amount for each loan group will be distributed as follows:

1. To the holders of the Class A-I Certificates or Class A-II Certificates, as applicable, the related interest distribution amount for the related loan group.
2. To the holders of the Class A-I Certificates or Class A-II Certificates, as applicable, available principal funds for the related loan group as described under "Principal Paydown."
3. To the holders of the related Class A Certificates, excess cash flow from the related loan group to cover the principal portion of realized losses (other then excess losses) incurred on the mortgage loans in the related loan group for the preceding calendar month.
4. To the holders of the non-related Class A Certificates, excess cash flow from the related loan group to cover the principal portion of realized losses (other then excess losses) incurred on the mortgage loans in the non-related loan group for the preceding calendar month to the extent not covered by the excess cash flow for the non-related loan group.
5. To Ambac, excess cash flow from the related loan group to cover the aggregate of any payments made with respect to the related Class A Certificates by Ambac under the certificate insurance policy.
6. To Ambac, excess cash flow from the related loan group to cover the aggregate of any payments made with respect to the Class A Certificates of the non-related loan group by Ambac under the certificate insurance policy, to the extent not covered by the excess cash flow for the non-related loan group.
7. To pay any overcollateralization increase amount for the non-related loan group to the non-related Class A Certificates, but only to the extent the aggregate Certificate Principal Balance of those non-related Class A Certificates exceeds the aggregate stated principal balance of the non-related mortgage loans after application of excess cash flow for that non-related loan group.
   To build and maintain overcollateralization at the required level for each respective loan group, excess cash flow from the related loan group beginning on the seventh distribution date (January 2003).
   To fund the required level of overcollateralization for the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group, excess cash flow from the related loan group beginning on the seventh distribution date (January 2003).
   10. To the holders of the related Class A Certificates, excess cash flow from the related loan group to pay the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by eligible master servicing compensation from the related loan group on that distribution date.
11. To the holders of the non-related Class A Certificates, excess cash flow from the related loan group to pay the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by eligible master servicing compensation and excess cash flow, in both cases, from the non-related loan group on that distribution date.
12. To the holders of the related Class A Certificates, excess cash flow from the related loan group to pay any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon.
13. To the holders of the non-related Class A Certificates, excess cash flow from the related loan group to pay any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon, to the extent not covered by excess cash flow for the non-related loan group.

14. Excess cash flow for each loan group, (a) in the case of Loan Group II, to pay to the Loan Group II basis risk reserve fund for distribution to the holders of the Class A-II Certificates the amount of any Loan Group II basis risk shortfalls for the current distribution date and any Loan Group II basis risk shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon and (b) in the case of Loan Group I, to pay to the Loan Group II basis risk reserve fund for distribution to holders of the Class A-II Certificates the amount of any Loan Group II basis risk shortfalls for the current distribution date and any Loan Group II basis risk shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon, to the extent not covered by excess cash flow for Loan Group II.

15. Any remaining amount is paid to the holders of the non-offered certificates.

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

   PRINCIPAL PAYDOWN:

               Holders of each of the Class A-I Certificates and Class A-II Certificates will be entitled to receive on each distribution date, to the extent of any related Available Distribution Amount remaining after interest distributions, a distribution in respect of principal, distributed as follows:

CLASS A-I Certificates

1. To the Class A-I-6 Certificates, in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, until the principal balance of the Class A-I-6 Certificates is reduced to zero

Class A-I-6 Lockout Distribution Amount

               For any distribution date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that distribution date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all of the Class A-I Certificates (in each case immediately prior to such distribution date) and (c) the Loan Group I Class A principal distribution amount for such distribution date.

Class A-I-6 Lockout Distribution Percentage

                            July 2002       -  June 2005          0%
                            July 2005       -  June 2007         45%
                            July 2007       -  June 2008         80%
                            July 2008       -  June 2009        100%
                            July 2009       -  Thereafter       300%

               2. All remaining Loan Group I principal distribution amount will be paid sequentially to the Class A-I Certificates, in ascending numerical order, until the principal balance of each such class of certificates is reduced to zero.

Class A-II Certificates

               Payments of principal will be distributed concurrently to the Class A-IIA Certificates and to the Class A-IIB Certificates, in each case allocated in proportion to the percentage of the principal collections derived from and losses incurred on the related loan group for such distribution date, until the principal balances of the Class A-IIA Certificates or the Class A-IIB Certificates have been reduced to zero. From then on, these amounts will be distributed to the remaining class of Class A-II Certificates until the certificate balance has been reduced to zero.


   PROSPECTUS:

               The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the offered certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the offered certificates may not be consummated unless the purchaser has received the Prospectus.

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                         RASC SERIES 2002-KS4
                    LOAN GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

      SUMMARY                                                                            MINIMUM           MAXIMUM
    ---------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance    $540,326,444.29
    Number of Loans                                                      7,292
    Average Current Loan Balance                                    $74,098.53            $5,884          $595,000
    (1) Weighted Average Original Loan-to-Value Ratio                   74.47%             4.00%            95.00%
    (1) Weighted Average Mortgage Rate                                 9.6515%           6.0000%          14.9900%
    (1) Weighted Average Net Mortgage Rate                             8.6206%           4.7600%          14.3000%
    (1) Weighted Average Remaining Term to Maturity (months)               305                59               360
    (1) (2) Weighted Average Credit Score                                  611               425               793
    ---------------------------------------------------------------------------------------------------------------
      (1) Weighted Average reflected in Total.
      (2) 99.44% of the Group I Mortgage Loans have Credit Scores.
    ---------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT OF
                                                                                                STATISTICAL
                                                                                              CALCULATION DATE
                                                    RANGE                                    PRINCIPAL BALANCE

             Product Type                           Fully Amortizing                                85.88%
                                                    Balloon Payment                                 14.12%

             Lien                                   First                                           93.65%
                                                    Second                                           6.35%

             Property Type                          Single-family detached                          89.02%
                                                    Planned Unit Developments (detached)             5.40%
                                                    Condo Low-Rise (less than 5 stories)             1.48%
                                                    Condo Mid-Rise (5 to 8 stories)                  0.01%
                                                    Condo High-Rise (9 stories or more)              0.03%
                                                    Manufactured Home                                1.86%
                                                    Townhouse                                        1.27%
                                                    Planned Unit Developments (attached)             0.81%
                                                    Townhouse (2 - 4 unit)                           0.13%

             Occupancy Status                       Primary Residence                               87.15%
                                                    Second/Vacation                                  0.92%
                                                    Non Owner-occupied                              11.92%

             Geographic Distribution                Florida                                         10.17%
                                                    Texas
                                                                                                     8.37%
                                                    California
                                                                                                     6.25%
                                                    Georgia
                                                                                                     5.13%

             Number of States (including DC)                                                            51

             Largest Zip Code Concentration                                                          0.19%

         Loans covered by the Mortgage Insurance Policy                                             55.62%

             Loans with Prepayment Penalties                                                        67.60%
    ---------------------------------------------------------------------------------------------------------------







(1) Percent of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date is rounded up to 0.01% if less than 0.005%.


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                            CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                  109               $6,639,063                       1.23%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                   168               $9,566,949                      1.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   399              $24,219,026                      4.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   671              $44,511,613                      8.24
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                   786              $52,645,886                      9.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                   979              $67,797,290                     12.55
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                 1,337              $99,854,734                     18.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                 1,046              $82,423,911                     15.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   820              $72,480,688                     13.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   471              $41,078,019                      7.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                   208              $17,199,512                      3.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                   122               $9,329,371                      1.73
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    70               $5,477,606                      1.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    35               $2,689,269                      0.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                31               $2,367,272                      0.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       SUBTOTAL WITH CREDIT SCORES       7,252             $538,326,444                      99.62%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Not Available (1)                    40                2,046,235                      0.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.
________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                       1 to              5,674             $281,783,421                      52.15%
       100,000
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        1,312             $177,793,674                     32.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          246              $58,803,007                     10.88
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000           51              $17,797,399                      3.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            400,001 to    500,000            8               $3,553,944                      0.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            500,001 to    595,000            1                 $595,000                      0.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================


                     NET MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.760%    to     4.499%             2              $248,594.19                       0.05%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%             3              $270,265.71                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%            11            $2,464,452.36                      0.46
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%            56            $8,974,493.49                      1.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           190           $25,024,330.32                      4.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           502           $59,011,969.92                     10.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           798           $83,637,068.75                     15.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%         1,292          $103,364,977.56                     19.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,125           $85,323,256.73                     15.79
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           861           $62,913,518.02                     11.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           514           $34,297,641.95                      6.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             447           $26,527,414.89                      4.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             255           $13,674,259.65                      2.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%             233            $9,682,562.41                      1.79
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%             118            $4,874,590.33                      0.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%             322            $9,167,803.65                      1.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%              48            $1,377,247.70                      0.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%             433            $7,673,836.85                      1.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%              79            $1,616,429.39                      0.30
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to    14.300%              3              $201,730.42                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                       MORTGAGE RATES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%             5                  $599,457                       0.11%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%             7                $1,177,466                     0.22
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%            48                $7,701,346                     1.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           244               $32,664,136                     6.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           335               $40,963,372                     7.58
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           938               $97,974,736                    18.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           985               $74,361,578                    13.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%         1,455              $113,908,522                    21.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             712               $53,738,065                     9.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             792               $52,456,692                     9.71
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%             332               $18,477,767                     3.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%             336               $16,407,656                     3.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%             159                $7,053,434                     1.31
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%             352               $10,908,040                     2.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%              61                $1,920,914                     0.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%             446                $8,108,719                     1.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.499%               5                  $143,269                     0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.500%    to   14.999%              80                $1,761,275                     0.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
         LOAN-TO-VALUE RATIOS (1)        LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           8.00 to   50.00                 414               $21,843,270                      4.04%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                  129                $9,199,664                     1.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                  255               $18,755,421                     3.47
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  270               $20,825,805                     3.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  450               $35,703,889                     6.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  653               $55,563,450                    10.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                1,527              $138,465,548                    25.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                  950               $85,897,140                    15.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                1,084               $97,916,395                    18.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  534               $32,197,834                     5.96
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to 100.00                 1,026               $23,958,027                     4.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================

(1) With respect to the Group I Loans secured by junior liens, this table was calculated using the combined Loan-to-Value ratio.


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             674              $54,971,722                      10.17%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               722              $45,239,818                      8.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          240              $33,781,502                      6.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Georgia                             343              $27,707,953                      5.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       New York                            222              $27,396,551                      5.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Alabama                             435              $26,981,193                      4.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Tennessee                           544              $24,654,382                      4.56
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Ohio                                349              $23,721,379                      4.39
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            388              $23,463,679                      4.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            210              $18,835,068                      3.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             3,165             $233,573,198                     43.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  4,674             $389,889,586                      72.16%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          2,145             $108,135,279                     20.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 473              $42,301,579                      7.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================




                       MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                5,978             $413,750,036                      76.57%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation             1,314             $126,576,408                     23.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================



                      OCCUPANCY TYPES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 6,272             $470,920,298                      87.15%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      52               $4,988,609                      0.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  968              $64,417,538                     11.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                 MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single-family detached                 6,474             $480,984,539                      89.02%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                353              $29,165,215                      5.40
  (detached)
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5
  stories)                                 125               $7,998,680                      1.48
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            1                  $45,899                      0.01
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo High-Rise (9 stories or
  more)                                      2                 $150,250                      0.03
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                        167              $10,044,670                      1.86
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                106               $6,869,656                      1.27
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments
  (attached)                                59               $4,378,712                      0.81
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse (2 - 4 unit)                     5                 $688,825                      0.13
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    7,292             $540,326,444                     100.00%
  ==================================================================================================



                       CREDIT GRADES OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                2,542             $226,670,604                      41.95%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                2,396             $161,531,312                     29.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                1,182              $77,801,629                     14.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   789              $50,334,986                      9.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   233              $14,487,351                      2.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                  150               $9,500,563                      1.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

       ---------------------------------------------------------------------------------------------
          PREPAYMENT PENALTY TERM       NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  311              $34,665,521                        6.42%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                  212              $14,872,892                      2.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                2,796             $227,367,921                     42.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       48                                    6                 $836,177                      0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       60                                1,064              $84,122,931                     15.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                              2,863             $175,045,671                     32.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            40               $3,415,332                      0.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 7,292             $540,326,444                     100.00%
       =============================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                         RASC SERIES 2002-KS4
                   LOAN GROUP II-A MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

     SUMMARY                                                                            MINIMUM           MAXIMUM
   ---------------------------------------------------------------------------------------------------------------
   Statistical Calculation Date Aggregate Principal Balance    $732,838,224.66
   Number of Loans                                                      6,480
   Average Current Loan Balance                                   $113,092.32           $18,275          $300,000
   (1) Weighted Average Original Loan-to-Value Ratio                   82.01%             2.00%            96.00%
   (1) Weighted Average Mortgage Rate                                 8.7510%           6.2500%          14.1300%
   (1) Weighted Average Net Mortgage Rate                             7.3165%           4.5850%          13.4400%
   (1) Weighted Average Note Margin                                   7.7367%           2.0200%          12.9000%
   (1) Weighted Average Maximum Mortgage Rate                        15.0934%          12.4300%          23.0000%
   (1) Weighted Average Minimum Mortgage Rate                         8.6170%           2.2225%          14.1300%
   (1) Weighted Average Term to Next Rate Adjustment Rate                  28                                  42
   (months)
   (1) Weighted Average Remaining Term to Maturity (months)               359               177               360
   (1) (2) Weighted Average Credit Score                                  608               445               797
   ---------------------------------------------------------------------------------------------------------------
     (1) Weighted Average reflected in Total.
     (2) 100% of the Group II-A Mortgage Loans have Credit Scores.
   ---------------------------------------------------------------------------------------------------------------
                                                                                                PERCENT OF
                                                                                                STATISTICAL
                                                                                             CALCULATION DATE
                                                   RANGE                                     PRINCIPAL BALANCE

            Product Type                           Adjustable                                     100.00%

            Lien                                   First                                          100.00%

            Property Type                          Single-family detached                          87.36%
                                                   Planned Unit Developments (detached)             8.01%
                                                   Condo Low-Rise (less than 5 stories)             2.36%
                                                   Condo Mid-Rise (5 to 8 stories)                  0.04%
                                                   Condo High-Rise (9 stories or more)              0.02%
                                                   Manufactured Home                                0.47%
                                                   Townhouse                                        0.95%
                                                   Planned Unit Developments (attached)             0.74%
                                                   Townhouse (2 - 4 unit)                           0.05%

            Occupancy Status                       Primary Residence                               91.68%
                                                   Second/Vacation                                  0.58%
                                                   Non Owner-occupied                               7.80%

            Geographic Distribution                California                                      11.53%
                                                   Michigan
                                                                                                    9.00%
                                                   Florida
                                                                                                    6.54%
                                                   Minnesota                                        5.28%

            Number of States (including DC)                                                            51

            Largest Zip Code Concentration                                                          0.23%

        Loans covered by the Mortgage Insurance Policy                                             73.69%

            Loans with Prepayment Penalties                                                        85.09%
   ---------------------------------------------------------------------------------------------------------------






(1) Percent of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date is rounded up to 0.01% if less than 0.005%.

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                           CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   54            $4,794,290.67                       0.65%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                    89            $7,675,835.96                      1.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   295           $29,337,518.89                      4.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   612           $64,486,637.97                      8.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                   900           $99,706,236.17                     13.61
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                   923          $100,674,778.14                     13.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                 1,346          $155,751,719.59                     21.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                   899          $106,615,231.05                     14.55
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   615           $74,942,753.73                     10.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   323           $39,754,605.07                      5.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                   194           $22,316,777.89                      3.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                    93           $10,503,968.38                      1.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    54            $5,898,857.71                      0.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    41            $5,516,047.98                      0.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                42            $4,862,965.46                      0.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                       0 to              3,207             $216,856,457                      29.59%
       100,000
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        2,675             $371,025,032                     50.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          598             $144,956,736                     19.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================


                   NET MORTGAGE RATES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.585%    to     4.999%            19               $2,954,714                       0.40%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%           135              $20,686,775                      2.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           445              $64,691,026                      8.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           772              $98,683,764                     13.47
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%         1,064             $127,368,756                     17.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%         1,139             $127,052,785                     17.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           911              $98,791,207                     13.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           772              $81,711,990                     11.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           532              $51,358,099                      7.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           365              $33,698,717                      4.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           162              $13,447,600                      1.84
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%              91               $7,493,706                      1.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              46               $3,289,021                      0.45
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              17               $1,167,144                      0.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%               6                 $309,627                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               2                  $71,300                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               1                  $34,993                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.110%               1                  $27,000                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                     MORTGAGE RATES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.250%    to     6.499%             5                 $562,564                       0.08%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           100              $15,616,606                      2.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           259              $37,648,003                      5.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           872             $117,837,329                     16.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           928             $115,319,574                     15.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,534             $176,250,690                     24.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           986             $106,315,521                     14.51
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           977              $95,823,061                     13.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             376              $32,321,559                      4.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             268              $22,807,293                      3.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              78               $5,997,721                      0.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              62               $4,382,991                      0.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%              21               $1,071,446                      0.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%              11                 $791,180                      0.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%               1                  $30,694                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%               1                  $34,993                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.130%               1                  $27,000                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================



________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
           LOAN-TO-VALUE RATIOS          LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                 160              $13,360,090                       1.82%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                   57               $5,118,538                      0.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                  106              $10,376,234                      1.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  166              $15,677,968                      2.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  397              $38,631,506                      5.27
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  518              $56,615,520                      7.73
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                1,801             $206,595,006                     28.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                1,201             $136,601,591                     18.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                1,510             $176,882,517                     24.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  563              $72,830,459                      9.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to   100.00                   1                 $148,794                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================


              GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          494          $84,471,522                        11.53%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            666          $65,939,250                        9.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             442          $47,935,559                        6.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Minnesota                           297          $38,678,689                        5.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               347          $37,249,363                        5.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Georgia                             315          $37,161,448                        5.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            300          $34,817,915                        4.75
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Ohio                                333          $28,902,458                        3.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Colorado                            180          $28,306,563                        3.86
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Wisconsin                           223          $21,012,886                        2.87
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             2,883          308,362,573                       42.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                  MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          2,228             $244,773,930                      33.40%
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                409               $48,069,311                      6.56
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  3,843             $439,994,984                     60.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================



                      MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                5,309             $585,875,973                      79.95%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation             1,171             $146,962,252                     20.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================



                     OCCUPANCY TYPES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 5,781             $671,418,436                      91.62%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                     33                $4,264,653                      0.58
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                 666               $57,155,135                      7.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480             $732,838,225                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                          MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single-family detached                 5,758      $640,189,935.57                        87.36%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                383       $58,698,974.43                        8.01
  (detached)
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5
  stories)                                 171       $17,304,220.64                        2.36
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            3          $305,200.00                        0.04
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo High-Rise (9 stories or
  more)                                      2          $129,418.01                        0.02
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                         42        $3,439,626.19                        0.47
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 74        $6,989,064.01                        0.95
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments
  (attached)                                45        $5,421,978.19                        0.74
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse (2 - 4 unit)                     2          $359,807.62                        0.05
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    6,480      $732,838,224.66                         100.00%
  ==================================================================================================


                      CREDIT GRADES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                2,675         $317,310,808                        43.30%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                1,532         $176,889,880                        24.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                1,144         $128,853,629                        17.58
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   709          $71,801,131                         9.80
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   277          $25,982,497                         3.55
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                  143          $12,000,278                         1.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480         $732,838,225                         100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                          PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          PREPAYMENT PENALTY TERM        LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  206          $28,644,781                           3.91%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                2,201         $253,930,431                         34.65
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                2,762         $295,225,855                         40.29
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       48                                    1              $58,650                          0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       60                                  433          $47,581,200                          6.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                                833         $103,202,651                         14.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            44           $4,194,657                          0.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480         $732,838,225                         100.00%
       =============================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.



                      NOTE MARGINS OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               NOTE MARGINS              LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         2.020%    to     2.499%             3          $369,708.25                         0.05%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.500%    to     3.999%             3          $275,931.30                        0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.499%            17        $2,645,725.65                        0.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%            21        $3,110,967.71                        0.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%            47        $6,238,291.07                        0.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           120       $15,070,013.69                        2.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           373       $46,776,654.23                        6.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           854      $106,472,890.02                       14.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           922      $111,447,250.40                       15.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%         1,210      $140,555,392.06                       19.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%         1,155      $129,969,262.58                       17.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           835       $88,256,434.99                       12.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           440       $41,729,168.85                        5.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           250       $22,077,436.47                        3.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             125       $10,520,539.28                        1.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              50        $3,628,157.91                        0.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              31        $2,286,380.36                        0.31
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              13          $898,546.88                        0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               8          $375,979.90                        0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.900%               3          $133,493.06                        0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480      $732,838,224.66                         100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]



                 MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          MAXIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.430%    to   12.999%              60           $9,081,661                        1.24%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%             885         $123,028,128                       16.79
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%           2,004         $242,143,619                       33.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.999%           1,951         $209,746,606                       28.62
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       16.000%    to   16.999%           1,110         $108,209,071                       14.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       17.000%    to   17.999%             372          $33,070,908                        4.51
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       18.000%    to   18.999%              84           $6,670,344                        0.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       19.000%    to   19.999%              12             $644,889                        0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       20.000%    to   20.999%               1              $27,000                        0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       23.000%    to   23.000%               1             $216,000                        0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480         $732,838,225                         100.00%
       =============================================================================================



                 MINIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          MINIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         2.223%    to     2.999%             1             $188,971                         0.03%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         3.000%    to     3.999%             1             $136,000                        0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.999%             1             $105,853                        0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%            11           $1,698,413                        0.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.999%           185          $24,698,507                        3.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.999%         1,359         $179,392,813                       24.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.999%         2,410         $284,624,601                       38.84
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.999%         1,745         $178,583,059                       24.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.999%             596          $51,283,142                        7.00
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%             132          $10,014,709                        1.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%              36           $2,019,470                        0.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%               2              $65,687                        0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.130%               1              $27,000                        0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480         $732,838,225                         100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                    NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

       ---------------------------------------------------------------------------------------------
            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              ADJUSTMENT DATE            LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2001                              1              $97,200                        0.01%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2002                             1             $219,311                        0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2002                         1             $104,900                        0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2003                         1              $47,721                        0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2003                            6             $668,736                        0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2003                              1             $115,354                        0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June2003                              1              $83,565                        0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2003                        4             $677,218                        0.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2003                          2             $324,523                        0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2003                         7             $858,896                        0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2003                         6             $798,502                        0.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2004                          8             $882,808                        0.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2004                        70           $7,821,292                        1.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2004                          443          $50,072,712                        6.83
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2004                        1,479         $165,427,178                       22.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2004                          1,858         $213,593,839                       29.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2004                           262          $31,387,929                        4.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2004                        3             $169,198                        0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2004                         2             $377,693                        0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2004                         3             $337,169                        0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2005                          6             $788,712                        0.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2005                        20           $2,352,249                        0.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2005                          146          $16,719,857                        2.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2005                          780          $81,091,816                       11.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2005                          1,188         $135,425,895                       18.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2005                           179          $22,213,150                        3.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2005                         2             $180,800                        0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 6,480         $732,838,225                         100.00%
       =============================================================================================

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                         RASC SERIES 2002-KS4
                   LOAN GROUP II-B MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT(1)

     SUMMARY                                                                            MINIMUM           MAXIMUM
   ---------------------------------------------------------------------------------------------------------------
   Statistical Calculation Date Aggregate Principal Balance    $732,762,950.80
   Number of Loans                                                      5,866
   Average Current Loan Balance                                   $124,916.97           $16,100          $650,000
   (1) Weighted Average Original Loan-to-Value Ratio                   82.08%             1.00%            96.00%
   (1) Weighted Average Mortgage Rate                                 8.6614%           6.2500%          13.8800%
   (1) Weighted Average Net Mortgage Rate                             7.2053%           4.5850%          13.1100%
   (1) Weighted Average Note Margin                                   7.6623%           1.0400%          12.8600%
   (1) Weighted Average Maximum Mortgage Rate                        14.9965%          10.5000%          20.8750%
   (1) Weighted Average Minimum Mortgage Rate                         8.5178%           2.7500%          13.8800%
   (1) Weighted Average Term to Next Rate Adjustment Rate                  28                11                42
   (months)
   (1) Weighted Average Remaining Term to Maturity (months)               359               117               360
   (1) (2) Weighted Average Credit Score                                  611               453               811
   ---------------------------------------------------------------------------------------------------------------
     (1) Weighted Average reflected in Total.
     (2) 100% of the Group II-B Mortgage Loans have Credit Scores.
   ---------------------------------------------------------------------------------------------------------------
                                                                                                PERCENT OF
                                                                                                STATISTICAL
                                                                                             CALCULATION DATE
                                                   RANGE                                     PRINCIPAL BALANCE

            Product Type                           Adjustable                                     100.00%

            Lien                                   First                                          100.00%

            Property Type                          Single-family detached                          86.37%
                                                   Planned Unit Developments (detached)             9.12%
                                                   Condo Low-Rise (less than 5 stories)             2.27%
                                                   Condo Mid-Rise (5 to 8 stories)                  0.05%
                                                   Condo High-Rise (9 stories or more)              0.09%
                                                   Manufactured Home                                0.40%
                                                   Townhouse                                        0.80%
                                                   Planned Unit Developments (attached)             0.80%
                                                   Townhouse (2 - 4 unit)                           0.08%

            Occupancy Status                       Primary Residence                               92.21%
                                                   Second/Vacation                                  0.68%
                                                   Non Owner-occupied                               7.11%

            Geographic Distribution                California                                      14.79%
                                                   Michigan
                                                                                                    9.18%
                                                   Florida
                                                                                                    5.28%
                                                   Georgia                                          5.16%

            Number of States (including DC)                                                            50

            Largest Zip Code Concentration                                                          0.25%

        Loans covered by the Mortgage Insurance Policy                                             73.69%

            Loans with Prepayment Penalties                                                        85.09%
   ---------------------------------------------------------------------------------------------------------------





(1) Percent of Aggregate Principal Balance Outstanding as of the Statistical Calculation Date is rounded up to 0.01% if less than 0.005%.

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]



                           CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               CREDIT SCORES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              499 or less                   66               $6,027,829                       0.82%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              500 to 519                    77               $7,845,888                      1.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              520 to 539                   249              $26,056,754                      3.56
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              540 to 559                   518              $54,382,783                      7.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              560 to 579                   786              $87,514,964                     11.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              580 to 599                   882             $105,974,949                     14.46
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              600 to 619                 1,157             $154,203,673                     21.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              620 to 639                   828             $110,587,364                     15.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              640 to 659                   583              $82,323,254                     11.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              660 to 679                   322              $45,386,288                      6.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              680 to 699                   183              $24,289,519                      3.31
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              700 to 719                    98              $12,637,101                      1.72
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              720 to 739                    57               $8,019,669                      1.09
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              740 to 759                    33               $4,165,649                      0.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
              760 or greater                27               $3,347,266                      0.46
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]



                 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
               MORTGAGE LOAN          OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            PRINCIPAL BALANCES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                       1 to              2,755             $185,717,140                      25.34%
       100,000
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            100,001 to    200,000        2,313             $321,320,902                     43.85
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            200,001 to    300,000          520             $125,670,985                     17.15
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            300,001 to    400,000          249              $85,712,045                     11.70
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            400,001 to    500,000           20               $8,951,374                      1.22
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            500,001 to    600,000            6               $3,440,505                      0.47
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
            600,001 to    650,000            3               $1,950,000                      0.27
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================


                   NET MORTGAGE RATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            NET MORTGAGE RATES           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.585%    to     4.999%            12            $2,209,264.30                       0.30%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%           141           $27,043,278.47                      3.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           404           $68,511,699.52                      9.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           778          $114,067,937.34                     15.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           971          $129,258,831.80                     17.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%         1,027          $127,390,659.61                     17.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           839           $96,088,699.60                     13.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           688           $72,889,466.02                      9.95
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           451           $44,819,918.26                      6.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           329           $31,879,045.53                      4.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           117           $10,316,485.28                      1.41
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%              56            $5,022,108.97                      0.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              19            $1,570,965.24                      0.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              14              $918,230.67                      0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              15              $610,210.19                      0.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%               3               $84,450.00                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               1               $41,000.00                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.110%               1               $40,700.00                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                     MORTGAGE RATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              MORTGAGE RATES             LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%             4               $1,010,400                       0.14%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%            94              $19,257,922                      2.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           284              $47,550,438                      6.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%           809             $127,164,015                     17.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           868             $120,330,363                     16.42
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%         1,396             $173,180,546                     23.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           861              $97,147,423                     13.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           925              $92,914,977                     12.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             293              $27,401,758                      3.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%             200              $17,807,295                      2.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              63               $4,968,559                      0.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              37               $2,503,741                      0.34
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%              10                 $573,494                      0.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               6                 $279,196                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.499%               9                 $431,106                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.500%    to   13.999%               7                 $241,717                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]



                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
             RANGE OF ORIGINAL          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
           LOAN-TO-VALUE RATIOS          LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
           0.01 to   50.00                 145              $13,504,466                       1.84%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         50.01 to   55.00                   42               $3,255,225                      0.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         55.01 to   60.00                  106              $11,246,684                      1.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         60.01 to   65.00                  140              $15,837,068                      2.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         65.01 to   70.00                  293              $34,919,563                      4.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         70.01 to   75.00                  491              $58,859,174                      8.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         75.01 to   80.00                1,611             $201,003,237                     27.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         80.01 to   85.00                1,178             $146,118,465                     19.94
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         85.01 to   90.00                1,388             $184,038,892                     25.12
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         90.01 to   95.00                  470              $63,494,569                      8.67
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         95.01 to   100.00                   2                 $485,607                      0.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================


              GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
            STATE OR TERRITORY           LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       California                          526             $108,382,656                      14.79%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Michigan                            640              $67,273,259                      9.18
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Florida                             335              $38,699,476                      5.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Georgia                             277              $37,833,084                      5.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Illinois                            274              $36,887,351                      5.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Minnesota                           258              $36,044,977                      4.92
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Texas                               288              $34,709,486                      4.74
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Colorado                            169              $27,986,025                      3.82
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Ohio                                318              $27,532,652                      3.76
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other                             2,781          317,413,984                          43.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       33



                  MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
               LOAN PURPOSE             NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Purchase                          2,025             $249,140,906                      34.00%
       ---------------------------------------------------------------------------------------------
       Rate/Term Refinance                 383              $48,837,162                      6.66
       ---------------------------------------------------------------------------------------------
       Equity Refinance                  3,458             $434,784,882                     59.33
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================



                      MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Full Documentation                4,860             $590,905,122                      80.64%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Reduced Documentation             1,006             $141,857,829                     19.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================



                     OCCUPANCY TYPES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Primary Residence                 5,217             $675,701,693                      92.21%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Second/Vacation                      40               $4,971,260                      0.68
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Non Owner-occupied                  609              $52,089,998                      7.11
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       34


                          MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

  --------------------------------------------------------------------------------------------------
            PROPERTY TYPE               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Single-family detached                 5,222         $632,896,478                        86.37%
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments                353          $66,851,135                        9.12
  (detached)
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Low-Rise (less than 5
  stories)                                 132          $16,641,484                        2.27
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo Mid-Rise (5 to 8 stories)            3             $400,000                        0.05
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Condo High-Rise (9 stories or
  more)                                      4             $672,102                        0.09
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Manufactured Home                         38           $2,931,900                        0.40
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse                                 61           $5,868,986                        0.80
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Planned Unit Developments
  (attached)                                51           $5,881,533                        0.80
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
  Townhouse (2 - 4 unit)                     2             $619,334                        0.08
  --------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------
                TOTAL                    5,866             $732,762,951                     100.00%
  ==================================================================================================


                      CREDIT GRADES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
               CREDIT GRADES            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
                                         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       A4                                2,456             $330,987,131                       45.18%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AX                                1,453             $192,007,416                     26.20
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       AM                                  994             $113,810,340                     15.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       B                                   606              $63,014,884                      8.60
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       C                                   240              $23,021,557                      3.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       CM                                  117               $9,921,624                      1.35
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                       35


                          PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                                        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          PREPAYMENT PENALTY TERM        LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12                                  239              $35,577,813                      4.86
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       24                                2,004             $252,717,926                     34.49
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       36                                2,404             $277,610,098                     37.89
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       48                                    6                 $960,700                      0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       60                                  412              $53,127,880                      7.25
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       None                                770             $109,280,790                      14.91%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       Other (1)                            31               $3,487,743                      0.48
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.



                      NOTE MARGINS OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
               NOTE MARGINS              LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         1.000%    to     1.499%             1                 $147,017                       0.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         2.000%    to     2.499%             4                 $272,480                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         2.500%    to     2.999%             2                 $586,252                      0.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.499%            13               $2,644,627                      0.36
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.500%    to     4.999%            20               $3,951,903                      0.54
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.499%            47               $7,283,926                      0.99
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.500%    to     5.999%           122              $17,532,002                      2.39
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.499%           329              $43,222,356                      5.90
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.500%    to     6.999%           784             $111,982,611                     15.28
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.499%           881             $121,824,479                     16.63
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.500%    to     7.999%         1,162             $157,778,992                     21.53
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.499%           962             $114,064,981                     15.57
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.500%    to     8.999%           766              $79,950,921                     10.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.499%           370              $37,653,745                      5.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.500%    to     9.999%           203              $18,349,582                      2.50
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.499%             118               $9,645,782                      1.32
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%              38               $3,176,561                      0.43
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.499%              19               $1,665,231                      0.23
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.500%    to   11.999%              11                 $546,275                      0.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.499%              10                 $345,498                      0.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.500%    to   12.999%               4                 $137,732                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================

________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                       36



                 MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          MAXIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.500%    to   10.999%               1                 $301,289                       0.04%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%               1                 $129,850                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%              59              $12,579,397                      1.72
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%             867             $140,644,516                     19.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       14.000%    to   14.999%           1,843             $244,761,570                     33.40
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       15.000%    to   15.999%           1,780             $200,635,704                     27.38
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       16.000%    to   16.999%             950             $100,975,847                     13.78
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       17.000%    to   17.999%             280              $26,808,630                      3.66
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       18.000%    to   18.999%              60               $4,674,034                      0.64
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       19.000%    to   19.999%              22               $1,012,079                      0.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       20.000%    to   20.999%               3                 $240,034                      0.03
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================



                 MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
                 RANGE OF               NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
          MINIMUM MORTGAGE RATES         LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         2.750%    to     2.999%             2                 $586,252                       0.08%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         4.000%    to     4.999%             2                 $450,974                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         5.000%    to     5.999%            15               $1,873,876                      0.26
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         6.000%    to     6.999%           207              $33,583,788                      4.58
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         7.000%    to     7.999%         1,333             $205,676,589                     28.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         8.000%    to     8.999%         2,154             $271,286,633                     37.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
         9.000%    to     9.999%         1,541             $165,327,691                     22.56
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       10.000%    to   10.999%             475              $44,397,680                      6.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       11.000%    to   11.999%             103               $8,077,302                      1.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       12.000%    to   12.999%              18                 $916,081                      0.13
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       13.000%    to   13.999%              16                 $586,085                      0.08
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                       37


                    NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

       ---------------------------------------------------------------------------------------------
            NEXT INTEREST RATE          NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                    OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                            THE            OUTSTANDING AS OF THE
                                      OF MORTGAGE      STATISTICAL        STATISTICAL CALCULATION
              ADJUSTMENT DATE            LOANS       CALCULATION DATE              DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2003                            1                 $156,305                       0.02%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       July 2003                             1                 $118,310                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2003                        2                 $264,072                      0.04
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       October 2003                          2                 $171,700                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2003                         4                 $755,799                      0.10
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       December 2003                         6               $1,022,117                      0.14
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2004                         11               $1,525,884                      0.21
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2004                        69               $8,730,384                      1.19
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2004                          386              $49,003,336                      6.69
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2004                        1,418             $171,776,239                     23.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2004                          1,612             $202,157,261                     27.59
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2004                           217              $28,653,897                      3.91
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2004                        1                 $155,401                      0.02
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2004                         4                 $471,585                      0.06
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       January 2005                          4                 $488,700                      0.07
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       February 2005                        19               $2,216,975                      0.30
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       March 2005                          125              $15,020,907                      2.05
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       April 2005                          693              $83,799,025                     11.44
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       May 2005                          1,091             $140,418,158                     19.16
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       June 2005                           198              $25,719,410                      3.51
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       September 2005                        1                  $69,885                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
       November 2005                         1                  $67,600                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL                 5,866             $732,762,951                     100.00%
       =============================================================================================


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       38



                           GROUP II NET WAC CAP TABLE

----------------- ---------------- --------------- -------------- --------------- -------------
  DISTRIBUTION                      NET WAC CAP    DISTRIBUTION      NET WAC      NET WAC CAP
      DATE            NET WAC       STRESS(1)(3)       DATE         CAP(1)(2)     STRESS(1)(3)
                     CAP(1)(2)
----------------- ---------------- --------------- -------------- --------------- -------------
----------------- ---------------- --------------- -------------- --------------- -------------
       7/25/2002            9.47%           9.47%     11/25/2005           8.07%        11.46%
-----------------
       8/25/2002            7.03%           7.03%     12/25/2005           8.34%        12.54%
-----------------
       9/25/2002            7.03%           7.03%      1/25/2006           8.07%        12.13%
-----------------
      10/25/2002            7.26%           7.26%      2/25/2006           8.07%        12.17%
-----------------
      11/25/2002            7.03%           7.03%      3/25/2006           8.93%        13.47%
-----------------
      12/25/2002            7.26%           7.26%      4/25/2006           8.07%        12.17%
-----------------
       1/25/2003            7.03%           7.03%      5/25/2006           8.34%        12.97%
-----------------
       2/25/2003            7.03%           7.03%      6/25/2006           8.07%        12.69%
-----------------
       3/25/2003            7.78%           7.78%      7/25/2006           8.34%        13.12%
-----------------
       4/25/2003            7.03%           7.03%      8/25/2006           8.07%        12.73%
-----------------
       5/25/2003            7.26%           7.26%      9/25/2006           8.07%        12.73%
-----------------
       6/25/2003            7.03%           7.03%     10/25/2006           8.34%        13.15%
-----------------
       7/25/2003            7.26%           7.26%     11/25/2006           8.07%        13.12%
-----------------
       8/25/2003            7.03%           7.03%     12/25/2006           8.34%        13.55%
-----------------
       9/25/2003            7.03%           7.03%      1/25/2007           8.07%        13.12%
-----------------
      10/25/2003            7.26%           7.26%      2/25/2007           8.07%        13.15%
-----------------
      11/25/2003            7.03%           7.03%      3/25/2007           8.93%        14.56%
-----------------
      12/25/2003            7.26%           7.26%      4/25/2007           8.07%        13.15%
-----------------
       1/25/2004            7.03%           7.03%      5/25/2007           8.34%        13.60%
-----------------
       2/25/2004            7.03%           7.03%      6/25/2007           8.07%        13.16%
-----------------
       3/25/2004            7.51%           7.51%      7/25/2007           8.34%        13.60%
-----------------
       4/25/2004            7.03%           7.03%      8/25/2007           8.07%        13.16%
-----------------
       5/25/2004            7.26%           7.26%      9/25/2007           8.07%        13.16%
-----------------
       6/25/2004            7.61%           8.57%     10/25/2007           8.34%        13.60%
-----------------
       7/25/2004            7.87%           8.85%     11/25/2007           8.07%        13.16%
-----------------
       8/25/2004            7.61%           8.57%     12/25/2007           8.34%        13.60%
-----------------
       9/25/2004            7.61%           8.57%      1/25/2008           8.07%        13.16%
-----------------
      10/25/2004            7.87%           8.86%      2/25/2008           8.07%        13.16%
-----------------
      11/25/2004            7.61%           8.57%      3/25/2008           8.63%        14.07%
-----------------
      12/25/2004            7.87%           9.55%      4/25/2008           8.07%        13.16%
-----------------
       1/25/2005            7.61%           9.25%      5/25/2008           8.34%        13.60%
-----------------
       2/25/2005            7.62%           9.25%      6/25/2008           8.07%        13.16%
-----------------
       3/25/2005            8.43%          10.24%      7/25/2008           8.34%        13.60%
-----------------
       4/25/2005            7.62%           9.25%      8/25/2008           8.07%        13.17%
-----------------
       5/25/2005            8.28%          10.64%      9/25/2008           8.07%        13.17%
-----------------
       6/25/2005            8.02%          10.97%     10/25/2008           8.34%        13.60%
-----------------
       7/25/2005            8.28%          11.34%     11/25/2008           8.07%        13.17%
-----------------
       8/25/2005            8.07%          11.07%     12/25/2008           8.34%        13.61%
-----------------
       9/25/2005            8.07%          11.07%      1/25/2009           8.07%        13.17%
-----------------
      10/25/2005            8.34%          11.44%      2/25/2009           8.07%        13.17%
-----------------
                                                       3/25/2009           8.94%        14.58%
-----------------
                                                       4/25/2009           8.07%        13.17%
-----------------
                                                       5/25/2009           8.44%        13.61%


(1)  Net WAC Cap = (Net Mortgage  Rate*) / (Collateral  balance) x (360/Actual #
     Days)

(2) Assumes no losses, 10% cleanup call, 28% CPR, and 6 month LIBOR and 1-year CMT remain constant at 2.08% and 2.28%, respectively.

(3)  Assumes 6-month LIBOR and 1-year CMT remain constant at 15.0%.

            * Net of Master Servicing, Sub-servicing, Mortgage Insurance premium and Certificate Insurer premium.


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]




                                                        CLASS A-I-1


             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
                 AVG LIFE          9.90        1.34          1.09          0.90        0.78       0.70
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          7/02        7/02          7/02          7/02        7/02       7/02
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          5/17        2/05          7/04          2/04       11/03       9/03
            ----------------------------------------------------------------------------------------------
                                              CLASS A-I-2
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         16.76        3.19          2.52          2.00        1.67       1.47
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          5/17        2/05          7/04          2/04       11/03       9/03
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY         10/21        4/06          6/05         11/04        6/04       3/04
            ----------------------------------------------------------------------------------------------
                                              CLASS A-I-3
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         21.97        4.99          3.86          3.00        2.46       2.15
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY         10/21        4/06          6/05         11/04        6/04       3/04
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          9/26        11/08         5/07          3/06        6/05       2/05
            ----------------------------------------------------------------------------------------------
                                              CLASS A-I-4
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         25.99        9.25          6.87          5.00        3.96       3.38
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          9/26        11/08         5/07          3/06        6/05       2/05
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          1/30        2/15          6/12          4/09        9/07      11/06
            ----------------------------------------------------------------------------------------------
                                              CLASS A-I-5
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         27.80        13.49        10.82          8.35        6.49       5.49
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          1/30        2/15          6/12          4/09        9/07      11/06
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          4/30        1/16          5/13          1/11        6/09       7/08
            ----------------------------------------------------------------------------------------------
                                              CLASS A-I-6
            ----------------------------------------------------------------------------------------------
             PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 AVG LIFE         13.54        7.51          6.97          6.42        5.83       5.31
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                FIRST PAY          7/05        7/05          7/05          7/05        7/05       7/05
            ----------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------
                 LAST PAY          4/30        1/16          5/13          1/11        6/09       7/08
            ----------------------------------------------------------------------------------------------
                                             CLASS A-II-1
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        21.18         5.54         3.86          2.66        2.05       1.74
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        7/02         7/02         7/02          7/02        7/02       7/02
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY         6/31         7/16         5/12          4/09        9/07      12/06
            -------------------------------------------------------------------------------------------
                                             CLASS A-II-2
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        21.14         5.54         3.86          2.66        2.05       1.74
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        7/02         7/02         7/02          7/02        7/02       7/02
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY         6/31         7/16         5/12          4/09        9/07      12/06
            -------------------------------------------------------------------------------------------


________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                       40



                                  SENSITIVITY ANALYSIS (TO MATURITY)

                                              CLASS A-I-5
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        28.41        16.50         13.57         10.67       8.22       6.66
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        1/30         2/15         6/12          4/09        9/07      11/06
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY         9/31         2/28         8/24          6/20        5/17      10/15
            -------------------------------------------------------------------------------------------
                                              CLASS A-I-6
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        13.54         7.53         7.01          6.54        6.18       5.96
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        7/05         7/05         7/05          7/05        7/05       7/05
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY         7/31        11/27         5/24          4/20        5/17       7/15
            -------------------------------------------------------------------------------------------
                                             CLASS A-II-1
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        21.22         5.95         4.18          2.90        2.23       1.89
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        7/02         7/02         7/02          7/02        7/02       7/02
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY         5/32         3/29         11/23         12/17       6/14       8/12
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------

            -------------------------------------------------------------------------------------------
                                             CLASS A-II-2
            -------------------------------------------------------------------------------------------
              PREPAYMENT         0%          50%           75%          100%        125%       150%
                 SPEED
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               AVG LIFE        21.18         5.94         4.18          2.90        2.23       1.89
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               FIRST PAY        7/02         7/02         7/02          7/02        7/02       7/02
            -------------------------------------------------------------------------------------------
            -------------------------------------------------------------------------------------------
               LAST PAY         5/32         3/29         11/23         12/17       6/14       8/12
            -------------------------------------------------------------------------------------------



________________________________________________________________________________
Salomon Smith Barney
   [GRAPHIC OMITTED]
A Member of Citigroup
[GRAPHIC OMITTED][GRAPHIC OMITTED]

--------